PROMISSORY NOTE FROM MAAB (Details Narrative) - Parent Company [Member] - Notes Payable Other Payables [Member] - USD ($)	Mar. 14, 2018	Dec. 31, 2020	Dec. 31, 2019
Debt instrument maximum borrowing capacity	$ 1,250,000
Debt instrument maturity date	Feb. 28, 2022
Debt instrument interest rate terms	The Promissory Note has an interest charge of 10%, compounded monthly. Interest accrues on the principal amount or portion thereof which remains unpaid from time to time as well as any interest outstanding, from the date the principal amount is advanced until and including the date upon which the principal amount and all interest due under this promissory note shall be fully paid.
Accrued interest		$ 207,915	$ 89,797